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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           reported): April 25, 2005

                  CWALT, INC., (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2005, providing for the issuance of the Alternative Loan Trust 2005-19CB Mortgage Pass-Through Certificates, Series 2005-19CB).

                                  CWALT, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                     333-123167                 87-0698307
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State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    of Incorporation)                                       Identification No.)

            4500 Park Granada, Calabasas, California               91302
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            (Address of Principal Executive Offices)             (Zip Code)
       Registrant's telephone number, including area code (818) 225-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))



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Item 8.01.   Other Events.
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Filing of Other Materials
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     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWALT, INC. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Alternative Loan Trust 2005-19CB Mortgage Pass-Through Certificates, Series 2005-19CB (the "Certificates").

Incorporation of Certain Documents by Reference
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     In connection with the issuance of the Certificates, the Company is filing herewith the consent of Deloitte & Touche LLP ("Deloite & Touche") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of Deloitte & Touche is attached hereto as Exhibit 23.1.

     The report of Deloitte & Touche, dated March 10, 2005 (which report expresses an unqualified opinion and includes an explanatory paragraph concerning the merger with Radian Reinsurance Inc.), relating to the consolidated financial statements of Radian Asset Assurance Inc. and subsidiaries as of December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, is hereby incorporated by reference into the Company's registration statement and the prospectus supplement and shall be deemed to be a part hereof.

     The consent of Deloitte & Touche to the incorporation by reference of their audit report on such consolidated financial statements in the prospectus supplement and their being named as "experts" in the prospectus supplement is attached hereto as Exhibit 23.1.

Item 9.01.   Financial Statements and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     Exhibit No.   Description
     -----------   -----------

     23.1          Consent of Deloitte & Touche LLP



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                                   Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CWALT, INC.




                                                   By: /s/ Darren Bigby
                                                   ----------------------------
                                                   Darren Bigby
                                                   Vice President


Dated: April 25, 2005



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                                 Exhibit Index
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Exhibit No.  Description
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23.1         Consent of Deloitte & Touche LLP






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